Use of Judgments and Estimates	12 Months Ended
Dec. 31, 2023
Use of Judgments and Estimates [Abstract]
Use of Judgments and Estimates
5.	Use of Judgments and Estimates

The estimates and judgments used are continuously evaluated and are based on historical experience and other factors, including the reasonable expectation of occurrence of future events depending on the circumstances.

A.	Significant accounting estimates and criteria

The Corporation makes estimates and assumptions regarding the future. Resulting accounting estimates very rarely will be the same as the actual results. The following are the estimates and assumptions that have significant risk as to produce a material adjustment to the balances of assets and liabilities for next periods.

i.	Impairment testing of goodwill and other finite useful-life fixed assets and indefinite useful-life intangible assets

Impairment testing is undertaken annually to determine if goodwill arising from business acquisitions and other useful-life indefinite intangible assets are impaired, in accordance with the policy described in note 2.G. For this purpose, goodwill is allocated to the different CGUs to which it relates while other indefinite useful-life intangible assets are assessed individually.

The recoverable amounts of the CGU and of other indefinite useful-life intangible assets have been determined based on the higher of their value-in-use or fair value less costs to sell. This testing requires the exercise of Management’s professional judgment to analyze any potential indicators of impairment such as the use of estimates in determining the value in use, including preparing future cash flows, macro-economic forecasts as well as defining the interest rate at which said cash flows will be discounted.

If the Corporation experiences a significant drop in revenues or a drastic increase in costs or changes in other factors, the fair value of their business units might decrease. If Management determines that the factors reducing the fair value of the business units are permanent, those economic factors will be taken into consideration to determine the recoverable amount of those business units and therefore, goodwill, as well as other indefinite useful-life intangible assets may be deemed to be impaired, which could result in write-off being necessary.

As a result of these evaluations, as of December 31, 2022 and 2023, no provision for goodwill impairment was identified (note 16.iii). As of December 31, 2022, the Corporation recognized impairment of the Vial y Vives-DSD brands for S/ 2.5 million; however, no provision was identified for the Morelco brand (note 16.iv).

As of December 31, 2022 and 2023, the Corporation conducted a sensitivity analysis increasing or decreasing the assumptions of gross margin, discount rate, and revenue and terminal growth rate by 10% (this percentage corresponds to the relevant evaluation range for management). This analysis assumes that all other variables remain constant.

Goodwill

In 2023, if the gross margin, discount rate, and perpetual growth rate were 10% below or above management’s estimates, collectively and/or independently, the Corporation would not have had to recognize a provision for impairment of goodwill of UGE Engineering and Construction (Morelco), because its fair value would have increased or decreased by S/ 14.5 million.

In 2022, if the gross margin, discount and perpetual rate were 10% below or above management’s estimates, collectively and/or independently, the Corporation would not have had to recognize an impairment provision for goodwill of UGE Engineering and Construction (Morelco), because its fair value would have increased or decreased by S/ 13.5 million.

Trademarks

In 2023, if the revenue growth rate, discount rate and perpetual growth rate were 10% below or above management’s estimates, collectively and/or independently, the Corporation would not have had to recognize an impairment provision for the Vial y Vives-DSD brand because its fair value would have increased or decreased in the range of S/ 0.5 million and S/ 15 million, and for the Morelco brand, the Corporation would not have had to recognize an impairment provision because its fair value would have increased or decreased in the range of S/ 3.5 million and S/ 7.4 million.

In 2022, if the revenue growth rate, discount rate and perpetual growth rate were 10% below or above management’s estimates, collectively and/or independently, the Corporation would not have had to recognize an impairment provision for the Vial y Vives-DSD brand because its fair value would have increased or decreased in the range of in the range of S/ 3.1 million and S/ 3.9 million; and for the Morelco brand, the Corporation would not have had to recognize an impairment provision because its fair value would have increased or decreased in the range of S/ 2.1 million and S/ 16.1 million.

ii.	Taxation

Determination of the tax obligations and expenses requires interpretations of the applicable tax legislation. The Corporation has professional advice on legal tax matters before making any decision on tax matters.

Deferred tax assets and liabilities are calculated based on the temporary differences arising between the taxable basis of assets and liabilities and the respective amounts stated in the financial statements of each entity comprising the Corporation, using the tax rates in effect in each of the years in which the difference is expected to reverse. Any change in tax rates will affect the deferred tax assets and liabilities. This change will be recognized in the consolidated statement of profit or loss in the period in which the change takes effect.

Deferred tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which temporary differences and tax losses can be used. For this purpose, the Corporation takes into consideration all available information, including factors such as historical data, projected income, current operations, and tax planning strategies. A tax benefit related to a tax position is only recognized if the benefit will be realized.

The income tax for the year includes Management’s evaluation of the amount of taxes to be paid in uncertain tax positions, where the liabilities have not yet been agreed with the tax administration. The Corporation’s possible maximum exposure to tax contingency amounts to S/ 411.6 million.

iii.	Percentage of completion revenue recognition

Revenue from services based on construction contracts are recognized by the percentage of completion method, according to the output method (note 2.W.i). The Corporation needs to estimate the cost to be obtained upon completion of the work. Projections of these costs are determined by Management based on their execution budgets and adjusted periodically in order to use updated information to reflect actual performance in the work. In this regard, Management believes that the estimates made at the end of the year are reasonable.

Contract revenues are recognized as such in the consolidated statement of comprehensive income and the costs related to the construction contract are recognized as costs of construction in the consolidated statement of comprehensive income in the accounting periods in which the project was executed. Costs directly related to a specific contract include: labor costs at the construction site (including construction supervision), costs of materials used in construction, depreciation costs of equipment used in the contract, design and technical assistance costs directly related to the contract, among others (note 2.X). However, any expected and likely cost overruns related to the contract over total expected income under the contract is recognized as expense immediately. In addition, any change in the estimates under the contract is recognized as a change in accounting estimates in the period in which the change is made and future periods, if applicable. In certain construction contracts, the terms of these agreements allow to retain an amount to customers until construction is completed.

As of December 31, a sensitivity analysis was performed considering a 10% increase/decrease in the construction margins in the following sectors: i) buildings, ii) energy, iii) industry, iv) infrastructure, v) mining, vi) oil & gas, vii) water and sewage, and viii) various services, as shown below:

	2021	2022	2023
Revenue	2,467,477	2,451,067	2,443,984
Gross profit	93,995	(14,212)	267,217
%	3.81	0.58	10.93
Plus 10%	4.19	0.64	12.02
Increase in profit (loss) before income tax	9,392	(1,475)	26,550
	103,387	(15,687)	293,767
Less 10%	3.43	0.52	9.84
Decrease in (loss) profit before income tax	(9,392)	1,475	(26,550)
	84,603	(12,737)	240,667

iv.	Provision for decommissioning and well closure

The provision for decommissioning and well closure is an obligation established by law for all operators. Accordingly, it is more likely than not that an outflow of resources will be required to settle the obligation and it is possible to reliably estimate its amount. The operator is responsible for this activity to the extent that the wells have been worked during the contract period.

As of December 31, 2022 and 2023, the estimate of the amount calculated by the Corporation is based on the following factors:

-	Total number of wells to be plugged,

-	Well decommissioning and plugging costs (these costs are estimated on the basis of plug and abandonment performed in previous periods and with quotations made for the Lot I and Lot V abandonment plan), and

-	Costs for facility abandonment and remediation areas

The Corporation estimates the present value of its future obligation for decommissioning and well closure costs (well closure liability) and increases the carrying amount of the asset to be retired in the future, which is shown in intangible assets item in the consolidated statement of financial position. The provision is recognized at the present value of the expected disbursements in local and foreign currency to settle the obligation using the Peruvian sovereign bond discount rate in local and foreign currency, respectively for 3, 5 and 22 years, effective as of December 2022 and 2023.

The pre-tax discount rates are the following:

	2022		2023
Discount rates	USD	PEN	USD	PEN
Lot I	5.41%	7.21%	5.04%	6.12%
Lot V	5.29%	6.96%	5.21%	5.69%
Lot III	6.57%	8.22%	5.62%	6.93%
Lot IV	6.57%	8.22%	5.62%	6.93%

The liability for the closure of wells and other oil premises is readjusted to reflect changes arising from the passage of time and from reviews conducted either at the date of occurrence or the amount of the present value of the originally estimated obligations (note 21).

If, as of December 31, 2022 and 2023, the estimated rate had increased or decreased by 10%, the impact on pre-tax profit would not have been significant. This analysis assumes that all other variables remain constant:

In thousands of soles	2022	2023
10%	383	(1,359)
(10%)	409	1,447

v.	Impairment of investment in associate and account receivable to Gasoducto Sur Peruano S.A.

As a consequence of the termination of the concession agreement signed between Gasoducto Sur Peruano S.A. (hereinafter “GSP”) and the Peruvian State (note 14.a.i), in 2019 the Company impaired the full value of its investment in GSP.

Regarding trade accounts receivable, to GSP (note 11 and note 14), the Management has determined its recoverability under the following assumptions: (i) the amount that GSP will recover as a result of a possible public auction y (ii) the liquidation of the company via the GSP Creditor´s meeting.

Accounts receivable related to GSP as of December 31, 2022 and 2023 amount to S/ 542.4 million and S/ 554 million, respectively (note 11).

The calculation of the impairment estimate adheres to a process of liquidation of GSP in accordance with Peruvian legislation, according to which the value of the asset to be recovered is used first to cover the payments of liabilities in the different categories of creditors and the remainder, if it is the case, to cover the payment to the shareholders, taking into account the existing subordination agreements.

In 2018, in relation to the amount to be recovered by GSP, the Company assumed a recovery of the minimum amount established in the Concession Agreement, which is equivalent to 72.25% of the Net Book Value (NBV) of the Concession assets. This amount represented a minimum payment to be obtained by GSP based on a public auction to be set up for the adequate transfer of the Concession’s assets to a new concessionaire, under the relevant contractual terms and conditions.

Beginning 2019, the recovery of NBV estimated by Management equals 50%, considering the agreements reached in the Final Collaboration and Benefits Agreement and a total term of eight years has been considered, which included the formation of the Creditors’ Meeting, the approval of the settlement plan, the presentation of the arbitration claim, as well as the entire arbitration process.

As of the date of this report, GSP is under liquidation. AENZA S.A.A. has pointed as chairman of the Creditors’ Meeting. On December 28, 2023, the Instituto Nacional de Defensa de la Competencia y de la Proteccion de la Propiedad Intelectual INDECOPI ordered the ex officio liquidation of GSP and the Technical Secretariat of the Commission called a Sole Meeting of Creditors for January 29, 2024, with the sole purpose of appointing a Liquidator for the process and approving a new Liquidation Agreement. The Sole Meeting was formed by the Creditors in attendance and approved the corresponding proposals by simple majority. Thus, on the aforementioned day, with 59% of the votes in attendance, the appointment of Alva Legal Asesoria Empresarial S.A.C. as GSP’s liquidator and the proposed Liquidation Agreement were approved. With this, the liquidation process of GSP continues its course, as well as the necessary actions for the recovery of NBV.

The Company considers that the term of eight (8) years for the recovery of the investment is adequate, considering the possibility of an arbitration process and the time it will take to execute the award. See assumptions and recognized values in note 14.a.i. The Company’s management maintains the recovery estimate in 8 years, applying a discount rate of 5.86% as of December 31, 2023.

B.	Significant judgments in applying accounting policies

Consolidation of entities in which the Corporation holds less than 50%

The Corporation owns some direct and indirect subsidiaries in which it has control, even having less than 50% of the voting rights. These entities are mainly related to indirect subsidiaries in the real estate business owned through Viva Negocio Inmobiliario S.A.C., having control over relevant activities affecting the subsidiaries’ returns, even though the Corporation holds interest between 30% and 50%. Additionally, the Corporation has de facto control by a contractual agreement with the majority investor over Promotora Larcomar S.A. of which it owns 46.55% of the equity interest.

Consolidation of entities in which the Corporation does not have joint control but holds rights and obligations over the assets and liabilities

The Corporation assesses, on an ongoing basis, the nature of the contracts signed with one or more parties. If the Corporation is not determined to have control or joint control but has rights to the assets and obligations for the liabilities under the arrangement, the Corporation recognizes its assets, liabilities, income and expenses and its interest in any jointly controlled assets or liabilities and any income or expenses arising from the arrangement as a joint operation in accordance with IFRS 11 – Joint Arrangements (note 2.B.v).